UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2015

InterCloud Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-32037	0963722
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1030 Broad Street Suite 102 Shrewsbury, NJ 07702	07702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 898-6308

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement

InterCloud Systems, Inc., a Delaware corporation (the “Company”, “we,” “us,” or “our”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”), effective as of December 29, 2015, with the investor party thereto (the “Investor”), whereby we issued to the Investor, for gross proceeds of $7,500,000, a 10% original issue discount senior secured convertible debenture (the “Debenture”), dated December 29, 2015, in the original aggregate principal amount of $7,500,000.

The Debenture has a maturity date of June 30, 2017 (the “Maturity Date”), bears interest at 10% per annum, and is convertible into the Company’s common stock, par value $0.0001 per share (“Common Stock”), at a conversion price equal to $1.33 per share, subject to adjustment as set forth in the Debenture. The Company shall pay interest to the Investor on the aggregate unconverted and then outstanding principal amount of the Debenture in arrears each calendar month and on the Maturity Date in cash or, at the Company’s option and subject to the Company satisfying certain equity conditions, in duly authorized, validly issued, fully paid and non-assessable shares of Common Stock or a combination thereof. In addition, December 29, 2016, shall be an interest payment date and a fixed amount, which shall be additional interest under the Debenture, equal to $350,000, shall be due and payable to the Investor on such date in cash, shares of Common Stock or a combination thereof as provided in the Debenture with respect to regular interest payments. Commencing on February 29, 2016, the Holder shall have the right, at its option, to require the Company to redeem up to $350,000 of the outstanding principal amount of the Debenture per calendar month, which redemption may be made in cash or, at the Company’s option and subject to the Company satisfying certain equity conditions, in duly authorized, validly issued, fully paid and non-assessable shares of Common Stock or a combination thereof. The Debenture is guaranteed by the Company and certain of its subsidiaries (T N S, Inc., Integration Partners – NY Corporation, ADEX Corporation, AW Solutions, Inc., RentVM Inc., ADEX Puerto Rico LLC, ADEXCOMM Corporation, Tropical Communications, Inc., AW Solutions Puerto Rico, LLC, Rives Monteiro Leasing, LLC, Rives Monteiro Engineering, LLC and Nottingham Enterprises, LLC (each a “Guarantor” and collectively, the “Guarantors”)) and is secured by all assets of the Company (other than Vaultlogix, LLC, U.S. Data Security Acquisition, LLC, Data Protection Services, LLC and U.S. Data Security Corporation) and the Guarantors. The Debenture contains standard events of default. A portion of the proceeds from this financing were used to pay off all amounts owed to the Company's previous secured lender.

Conversion Agreement

On December 29, 2015, the Company entered into a Conversion Agreement (the “Conversion Agreement”) with the party thereto (the “Holder”), pursuant to which, among other things, (i) the Holder and the Company will use the cash proceeds from the transaction contemplated by the Securities Purchase Agreement to reduce the total aggregate amount owed by the Company to the Holder under those certain promissory notes originally issued by the Company to the Holder on May 15, 2015, to $1,500,000, (ii) if the closing price per share of the Common Stock ninety (90) days after December 29, 2015, is less than the Remaining Balance Conversion Price (as defined in the Conversion Agreement), as adjusted, then the Company shall issue to the Holder additional shares of unregistered Common Stock in an aggregate amount equal to the amount set forth in the Conversion Agreement, (iii) the Holder and the Company will convert the Remaining Balance (as defined in the Conversion Agreement) into shares of Common Stock at a conversion price per share equal to seventy-five percent (75%), multiplied by the lower of (x) the average volume weighted average price of a share of Common Stock for the five prior trading days, and (y) the one (1) day volume weighted average price for a share of Common Stock on December 29, 2015, (iv) the Holder and the Company will reduce the exercise price of those certain outstanding warrants originally issued by the Company to the Holder on May 14, 2015, to $1.75, and (v) the Holder will release all of its remaining security interest in the Company. The Conversion Agreement contains standard events of default.

The foregoing description of the Securities Purchase Agreement, the Debenture and the Conversion Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Securities Purchase Agreement, the Debenture and the Conversion Agreement, copies of which are filed herewith as Exhibits 10.1, 10.2, and 10.3, respectively, and are incorporated by reference herein. The provisions of the Securities Purchase Agreement, the Debenture and the Conversion Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreements and are not intended as documents for investors and the public to obtain factual information about our current state of affairs. Rather, investors and the public should look to other disclosures contained in our filings with the SEC.

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Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided under Item 1.01 in this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The shares of common stock issued to the Assignees pursuant to the Exchange Agreement were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), based on the exemption from registration afforded by Section 4(a)(2) of the Securities Act.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Securities Purchase Agreement, effective as of December 29, 2015, between InterCloud Systems, Inc., a Delaware corporation, and the Investor party thereto.

10.2	10% Original Issue Discount Senior Convertible Debenture, dated December 29, 2015, issued by InterCloud Systems, Inc., a Delaware corporation, to the Holder party thereto.

10.3	Conversion Agreement, dated December 29, 2015, between InterCloud Systems, Inc., a Delaware corporation, and the Holder party thereto.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCLOUD SYSTEMS, INC.

Date: December 30, 2015	By:	/s/ Mark E. Munro
Mark E. Munro Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Securities Purchase Agreement, effective as of December 29, 2015, between InterCloud Systems, Inc., a Delaware corporation, and the Investor party thereto.

10.2	10% Original Issue Discount Senior Convertible Debenture, dated December 29, 2015, issued by InterCloud Systems, Inc., a Delaware corporation, to the Holder party thereto.

10.3	Conversion Agreement, dated December 29, 2015, between InterCloud Systems, Inc., a Delaware corporation, and the Holder party thereto.

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